EXHIBIT 10.3

DEED No. TWO THOUSAND NINE HUNDRED NINETY NINE (2999)

DATE: NOVEMBER THIRTY (30)

YEAR TWO THOUSAND SIX (2006)

CLASS OR ACT: PROTOCOL, PROCLAMATION AND SALES *****************

CONTACTOR: MERCEDES NAVARRO DE ACOSTA and ODIN ENERGY SANTA ARTA CORPORATION LIMITADA ****************************************

IMMOVABLE: LOCAL REALTY NAMED “EL COMPAS” AND NAMED “SAN JOSE” LOCATED IN DISTRICT OF SANTA MARTA, DEPARTMENT OF MAGDALENA. *********************************************************

IMMOVABLE REGISTERATION NO. : 080-4751 and 080-8763. ****************

LEDGER OF LAND ID NO.: 000200042005000, 000200042006000.***************

In the district of tourist culture and historic of Santa Marta, Department of Magdalena, Republic of Colombia, on thirty (30) November, year of two thousand six (2006) , in the public document of Notary Third of Circulation of Santa Marta, which Notary Title is Doctor ROSA VICTORIA CAMPO RODRIGUEZ, appeared, MERCEDES NAVARRO DE ACOSTA, legal age and resident of this city, identified with a citizen ID No. 26.659.457 of Santa Marta, of widow civil status, who manifested through note: ***********************************************************************

FIRST. – Protocol. – That of agreement to available protocol in the article 43 and 53 of D, 1250 of 1970, comes to protocol the Resolution number 47-0001-11-03-2006, issued by the INSTITUTE GEOGRAFIC AGUSTIN CODAZI in November 9, 2006, through which is proclaimed some capacity of real estate THE COMPASS, which appears in the Public Deed No. 737 of November 28, 1969 of Notary First of Circulation of Santa Marta with one area or total capacity of One Hector 6769 M2, determining in Administrative Act mentioned that the capacity real, is of One Hector 7817 M2, with border mentioned, situated in the District of Santa Marta, Department of Magdalena, indicated the border as such: NORTH, with land of Carlina Cifuentes Cruz, SOUTH and EAST with territories of William Flye, WEST an old road of Mamatoco, distinguished from the immovable registration No. 080-4751 of the register office of Public Instrument of Santa Marta with the land register No. 00-02-0004-2005-000***********************************

SECOND.- With the same method and consent proved in the D1250 of 1970, and the Resolution nuber 47-0001-11-03-2006, executed by the GEOGRAPHIC INSTITUTE AGUSTIN CODAZI on November 9, 2006, the capacity of the land named “SAN JOSE”, located in the district of Santa Marta Department of Magdalena, which appears on the public deed No. 399 of May 18, 1972 of the Second Notary Public in Santa Marta of 2 hecters 3,231 square meters, corresponded to substantial capacity of 2 hecters 3,850 square meters with the following measures and adjoined to NORTH territories of the heirs of E.J. Oberle, SOUTH territories of Luis Acosta Barros, EAST territories that is or was of A. Carrieker and Catalina Ferguson; WEST road of Mamatoco before the Lebanese in the middle, territories that is or was of Simon Solano, distinguished from the immovable registration No. 080-8763 of the register office of Public Instrument of Santa Mart, with the land register No. 00-020004-2006-000, is emerged.****************************************************************

THIRD. - Rigidly the article 53 of D 1250 of 1970, order the register offices of Public Instrument so that they proceed to incorporate the description of the real estate with the respective immovable capacity, with the introduced modifications in its registers and identification cards, for which is caused in addition to the administrative act, it is added to this documentary act the Certificates 1563227 and 1562118 so that it does its duty.***

FOURTH. MERCEDES ACOSTA NAVARRO of legal age, of civil state widow and neighboring of this city, identified with the citizenship certificate No 26.659.457 of Santa Marta, who in ahead will be denominated THE SELLER, and FERMIN RAFAEL VEITÏA MACHADO, also of legal age and in journey by this city, identified with the passport No B0658923 of Venezuelan nationality, who act in representation of the society ODIN ENERGY SANTA MARTA CORPORATION LIMITED, with NIT 00900108681-6 and with main address in the city of Santa Marta, as its substitute manager, who in ahead will be denominated THE BUYER, and have manifested that they have celebrated the sale contract that will be govern by the norms applicable to the matter and specially by the clauses contained in the promise of sale contract subscribed the 11th of October, 2006 and those followings are indicated****

FIFTH. Object.- THE SELLER, by means of the present public deed transfers by title of real and effective sale to THE BUYER the dominion right that exerts on the following assets, including all its annex , dependencies, uses, customs and servitudes,***********

1) An estate denominated “THE COMPASS”, located in the District of Santa Marta, Department of the Magdalena, with the following measures and boundaries: NORTH, with estate of Carlina Cifuentes Cruz, The SOUTH and EAST: With lands of William Flye, The WEST: Old Mamatoco road . It has a total area of 16.770 square meters. (Amount that can vary in agreement to new measurement made by the Agustín Codazzi) It is distinguished with the Real estate Matriculation No 080-4751 of the Santa Marta’s Registry office of Public Instruments with cadastral registry No 00-02-0004-2005-000.

2) An estate denominated “SAN JOSE”, located in the District of Santa Marta, Department of the Magdalena, with the following measures and boundaries NORTH: Lands of the E.J. OBERLE’s heirs; The SOUTH: Lands of Luis Acosta Barros; EAST: Lands that are or were of A Carrieker and Catherine Ferguson; The WEST: Mamatoco road before the Lebanon in middle, lands that are or were of Simón Solano. It has a total area of 23.240 square meters. (Amount that can vary according to new measurement made by the Agustín Codazzi) It is distinguished with the Real estate Matriculation No 080-8763 of the Santa Marta’s Registry office of Public Instruments, with cadastral registry No 00-020004-2006-000. *******************************

Paragraph.— The sale of the real estate will be made in attention to its capacity and boundaries.*************************************************************

SIXTH. Price. The price or value of the real estate matter of this contract is the amount of ONE THOUSAND FORTY ONE MILLIONS SIX HUNDRED SEVENTY FIVE PESOS CURRENT CURRENCY ($1.041.675.000), which it turns out to multiply the number of square meters from such, that is to say, 41.667 M2, by the sum of $25.000 pesos current currency, agreed by the parts as the price by square meter. This amount will be paid thus: *********************************************

The amount of THREE HUNDRED MILLION PESOS CURRENT CURRENCY ($300.000.000) that THE SELLER declares to have received to its entire satisfaction.

The amount of SIX HUNDRED MILLION TWO HUNDRED FIFTY THOUSAND PESOS CURRENT CURRENCY ($600.250.000) paid November 30th, 2006.

The amount of ONE HUNDRED MILLION PESOS ($100.000.000) once THE SELLER obtains the release of the mortgage that falls on the Estate “ THE COMPASS “with Real estate matriculation Nro 080-4751 of the Santa Marta’s Registry office of Public Instruments, between a term of fifteen (15) working days counted from the signature of the present document.*******************************************

SEVENTH. Tradition.—THE SELLER guarantees to THE BUYER that the real estate object of the sale has not been alienated to any other person and declares that were acquired it thus: The estate “THE COMPASS” with Real estate matriculation Nro 080-4751 of the Santa Marta’s Registry office of Public Instruments by means of awarding by succession process of its late husband Sir LUIS JORGE ACOSTA BARROS and transactions contained in public deeds No 2577 and 2578, both of November 30th , 1993, run in the first Notary’s office of Santa Marta’s circle. The estate “SAN JOSE” with Real estate matriculation Nro 080-8763 of the Santa Marta’s Registry office of Public Instruments, by means of awarding by succession process of its late husband Sir LUIS JORGE ACOSTA BARROS. ***************************************

EIGHT. Other obligations.- THE SELLER declares that the goods object of this sale are free of civil demands, embargoes, antichresis contracts, pending lawsuits, resolutions conditions, in addition that neither have limitations nor have been dismantled, nor constituted in family patrimony , nor mobilized and in general, that are free of burdens or dominion limitations; except for the estate “THE COMPASS”, that it has of undetermined quantity mortgage in favor of Uconal Bank, today State bank, as it is observed in the annotation Nro 5 of the folio of Real estate Matriculation No 0804751 of the 29/07/1994, whose release will have to be obtained by THE SELLER between the following fifteen working days to the signature of this document. THE SELLER should handle today the peace and save issued by the Bank holder of the mortgage obligation, the evidence of the payment of the SIXTY TWO MILLION TWENTY NINE THOUSAND PESOS (co$ 62.029.000) and a certification in which contain that no other obligation is guaranteed with the mortgage that falls over the Estate “The Compass”. THE SELLER” its obligated to put back on a sound footing of the sale in conformity with the law. ***************************************************

Paragraph First.— In addition declares, THE SELLER that on October 28th, 2006, made a material delivery of the goods object of the present contract to THE BUYER.

Paragraph Second.- THE SELLER is also committed to transfer the real estates in peace and safe by concept of estate Taxes and other public taxes which falls on such, as to the safe and peace for Public Domiciliary Services, such as: Electrical energy, Aqueduct and Sewage system, Garbage Collection and Natural Gas.****************

NINTH. Expenses. The notary expenses that cause the granting of the present deed will be in charge of both contracting parties in equal proportion. The expenses of registry that demands the granting of this deed will be in charge of THE BUYER. The corresponding to the source retention caused by the sale of the present real estate will be in charge of THE SELLER.**********************************************************

In presence, Mr. FERMIN VEITÍA, of legal age and in journey by this city, identified with the passport No B0658923 of Venezuelan nationality, who act in representation of the society ODIN ENERGY SANTA MARTA CORPORATION LIMITED, with NIT 00900108681-6, as is stated in the Existence and Legal Representation certificate issued by the Chamber of Commerce, it declares: a) That it accepts the sale of the described real estates, with all and each one of the clauses and stipulations that this deed contains; b) That it has by received the Real Estate object of the present contract to his whole satisfaction with its annex, uses and dependencies.**************************

DOCUMENTARY EVIDENCE OF NOTARY: The notary stipulates that the conveyers personally present themselves to subscribe to the present public document and that the assigned declarations here were declared by those individuals and voluntarily. Similarly, it advices that the Notary should not respond because of the truth of the declarations of the conveyers; moreover, he or she should not respond because of his legal capacity or flair to celebrate the present act or contract and that once the present public instrument is signed and authorized, no modification, explanation or correction should be documented in other public document that can cause the rights of law. (Article 9 and 102 Decree 960 of 1970). ------------------------------------------------------------------------------------------------

With the method, the Notary advices that once 2months pass from the date of the signature of the first conveyer, without that there is one or ones of the other witnesses presented, the document will incorporate with the protocol without the proper authorization annotating in the instrument what is occurred and because of this reason, documentary evidence will not be authorized. -------------------------------------------------

FISCAL RECEIPTS: Land is called the compass. The conveyers presented the land’s receipt No. 0018776 the signed district wide treasurer proves that the land 00020004005000 with official value of $ 62,615,000 located in The Compass of this city of property of Acosta Barros Luis Jorge and the area of A. Ter 17817 A.. With 51, until this day December 31, 2006, it exists in peace and safe with the district of Santa Marta by the concept of land tax located in Santa Marta on November 28, 2006-----------------------

INDUVAL Certification of peace and safe No. 20025 CERTIFICATE that real estate property of ACOSTA BARROS LUIS JORGE Reference of ledger of land 00020004200500 Located in the THE COMPASS, of this city, exists in PEACE AND SAFE with the contribution of Valuation District, Date of issue 28/11/2006 Date of 28/12/2006 Authorized by the Director.------------------------------------------------------------

FISCAL EVIDENCE: NAMED REALTY SAN JOSE, The person who approved presented the evidence of possessive land No.0019911 the subscriber Certificate District Treasury which real estate 000200042006000 with official value of $280.735.000 located in SAN JOSE of this Municipal office of property of ACOSTA BARROS LUIS JORGE and area of A. Ter 23850 A. With 167 exists in Peace and Safe with the District of Santa Marta until the day 31/12/2006 for concept of tax of possessive land unified Santa Marta 29/11/2006 -----------------------------------------------------------------------------------------

INDUVAL Certification of peace and save No. 20026 CERTIFICATE that real estate property of ACOSTA BARROS LUIS JORGE Reference of ledger of land 00020004200500 Located in the THE COMPASS, of this city, exists to PEACE AND SAFE with the contribution of Valuation District, Date of issue 28/11/2006 Date of 28/12/2006 Authorized by the Director.---------------------------------------------------

APPROVAL AND AUTHORIRATION: Read the anterior instrument by people who approved and adverted by the Notary that its no application in the authorized registration within two (2) months following to its approval, will cause interest moratorium by month or division to the rate and in the established form in the Tax Payment Statute, it approved and in proof document signed together with the Notary who authorize it as such.-----------

Interlined/ODIN/ 2 times if valid. ******************************************

The following documents were utilized: AA _

50270120-502701211-50270122-50270123-50270124

Between lines: Odin, if it values------------------------------------------------------------------

Notarial rights: $1,412,230.00-----------------------------------------------------------------------

Notarized superintendence $3,055.00---------------------------------------------------------------

Notarized national fund $3,055.00------------------------------------------------------------------

Liquidated according to Resolution 7200 of the date December 14 of 2005 of super notarized------------------------------------------------------------------------------------------------

Valued added tax 16%--------------------------------------------------------$243,544.00

Deduction $10,416,750,000--------------------------------------------------------------------------

Liqudation according to Article 398 Tax Payment Statute---------------------------------------

s/Mercedes Navarro de Acosta

Mercedes Navarro de Acosta	Fingerprint

C.C.26.659.457 of Santa Marta

s/Fermin Veitia Machado

Fermin Veitia Machado	Fingerprint

Passport No.B0658923 of Venezuelan nationality

Legal representative of Odin Energy Santa Marta Corporation Limitada

s/Rosa Victoria Campo Rodriquez

Rosa Victoria Campo Rodriguez

Third Notary of the district of Santa Marta